SEMIANNUAL
                                                                          REPORT
                                                                  MARCH 31, 1999
                                                                     (Unaudited)

                                                                  [LOGO OMITTED]



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                  Penn Capital Select Financial Services Fund
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
INVESTMENT REVIEW
PENN CAPITAL SELECT FINANCIAL SERVICES FUND - FIRST QUARTER 1999
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PORTFOLIO OBJECTIVE
The Fund seeks to generate long term capital appreciation. The Fund invests primarily in equity securities of companies principally engaged in the banking industry and the financial services sector, seeking undervalued companies including potential takeover opportunities.

MARKET REVIEW
Bank stocks, which measurably trailed broader market indices in 1998, continued their underperformance in the first quarter of 1999, relative to the small group of large cap growth stocks dominating the performance of the Dow Jones Industrial Average and the S&P 500. The NASDAQ Bank Index returned a negative 4.76% for the quarter ended March 31, 1999. In terms of value, major regional banks are currently trading at an average 15 times 1999 earnings estimates, while the Dow stocks are trading, on average, above 30 times 1999 earnings estimates.

The Penn Capital Select Financial Services Fund again outperformed its benchmark during the first quarter of 1999. Key banking acquisitions, combined with the Fund's strategic weighting in certain brokerage companies such as Donaldson, Lufkin & Jenrette and Charles Schwab Corporation, highlighted the Fund's outperformance.

Minneapolis based U.S. Bancorp, the 13th largest U.S. bank, announced the acquisition of San Diego based Bank of Commerce. Bank of Commerce was the largest Small Business Association (SBA) lender in California. U.S. Bancorp will utilize this acquisition to expand its SBA lender presence on the West Coast. Fleet Financial Group and BankBoston, two large cap regional banks headquartered in the Boston area, announced a strategic merger in March. This merger will create the nation's 8th largest bank with assets of approximately $180 billion. The new company will be called Fleet Boston Corporation and should emerge as one of the top three national commercial lenders, with a greatly enhanced international presence through BankBoston. The Fund owned positions in both institutions.

PERFORMANCE REVIEW
Month                              0.97%
Quarter                            4.20%
Six-Month Period                  16.56%
Inception-to-Date
Annualized (10/17/97)             16.29%

The Penn Capital Select Financial Services Fund outperformed the index for the quarter, driven primarily by the above mentioned strategic weightings and merger/acquisition activity.

Notwithstanding the above noted mergers/acquisitions, consolidation activity remains slow when compared to the first half of 1998 (in 1998, more than $1.2 trillion in bank assets were sold or merged). We continue to believe that the advantages of consolidation will shape the industry as we move to the next century. Moderate economic growth combined with a low and stable interest rate environment continues to bode well for domestically focused financial services companies. We continue to maintain the Fund's weighting in favor of large cap financial services companies, looking to add value through smaller cap financial services companies that offer great potential due to their potential for acquisition, solid fundamentals, and lower valuations.


Sincerely,


/s/ signature omitted

Richard A. Hocker
CHIEF INVESTMENT OFFICER
PENN CAPITAL MANAGEMENT COMPANY, INC.

SCHEDULE OF INVESTMENTS                                       PENN CAPITAL FUNDS
March 31, 1999                                                       (Unaudited)


PENN CAPITAL SELECT                             Value
FINANCIAL SERVICES FUND               Shares    (000)
-----------------------------------------------------
COMMON STOCKS (94.4%)
BANKS (74.6%)
   Astoria Financial                    741     $ 37
   Bank United Corporation, Cl A        500       20
   BankAmerica                          200       14
   BankBoston                           600       26
   BB&T                                 305       11
   California Federal Bank -
     Contingent Litigation
     Recovery Participation
     Interests*                         750        8
   California Federal Bank -
     Secondary Contingent
     Litigation Recovery
     Participation Interests*           950       11
   CCBT Bancorp                       1,060       17
   Chase Manhattan                      325       26
   Citigroup                            275       18
   Commerce Bancorp                     210        9
   First Tennessee National             200        7
   First Union                        1,027       55
   Golden State Bancorp -
     Litigation Warrants*             5,750       28
   MECH Financial                       625       20
   Mellon Bank                          325       23
   National Penn Bancshares             600       15
   North Fork Bancorporation          1,575       33
   Peoples Bank Bridgeport              300        9
   PNC Bank                             460       26
   Premier National Bancorp             960       14
   Provident Bankshares               1,166       30
   Regions Financial                    400       14
   Seacoast Banking of Florida        1,300       35
   Sovereign Bancorp                  1,650       20
   Summit Bancorp                     1,240       48
   SunTrust Banks                       297       19
   United Bankshares                    860       20
                                                ----
                                                 613
                                                ----
CABLE (1.1%)
   Pegasus Communications*              325        9
                                                ----

FINANCIAL SERVICES (10.1%)
   Alliance Capital Management          455     $ 12
   American Express                     100       12
   Donaldson, Lufkin, & Jenrette        470       33
   Hambrecht & Quist*                   150        5
   Raymond James Financial              515       10
   T. Rowe Price                        325       11
                                                ----
                                                  83
                                                ----
INSURANCE (8.6%)
   Allstate                             525       19
   American International Group          90       11
   Conseco                              661       20
   Mony Group*                          825       21
                                                ----
                                                  71
                                                ----
TOTAL COMMON STOCKS
   (Cost $775)                                   776
                                                ----

PREFERRED STOCK (2.9%)
BANK (2.9%)
   Astoria Financial*                   925       24
                                                ----
TOTAL PREFERRED STOCK
   (Cost $24)                                     24
                                                ----

MUTUAL FUNDS (2.7%)
   SEI Daily Income Trust Money
     Market Portfolio                    11       11
   SEI Daily Income Trust Prime
     Obligation Portfolio                11       11
                                                ----
TOTAL MUTUAL FUNDS
   (Cost $22)                                     22
                                                ----
TOTAL INVESTMENTS (100.0%)
   (Cost $821)                                  $822
                                                ====

* NON-INCOME PRODUCING SECURITY
CL--CLASS
The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (000)                     PENN CAPITAL FUNDS
                                                                     (Unaudited)


                                                           PENN CAPITAL SELECT
                                                         FINANCIAL SERVICES FUND
                                                         -----------------------
                                                                  As of
                                                                 3/31/99
--------------------------------------------------------------------------------
Assets:
   Investment Securities at Value (Cost $821)................    $  822
   Income Receivable.........................................         1
   Receivable for Investment Securities Sold ................        22
   Other Assets .............................................        22
--------------------------------------------------------------------------------
     Total Assets ...........................................       867
--------------------------------------------------------------------------------
Liabilities:
   Payable for Investment Securities Purchased ..............       (22)
   Accrued Expenses .........................................       (21)
--------------------------------------------------------------------------------

     Total Liabilities ......................................       (43)
--------------------------------------------------------------------------------
Net Assets:
   Portfolio shares (unlimited authorization--
     no par value) based on 72,178 outstanding
     shares of beneficial interest ........................         832
   Undistributed Net Investment Income.......................         2
   Accumulated Net Realized Loss on Investments .............       (11)
   Net Unrealized Appreciation of Investments ...............         1
--------------------------------------------------------------------------------
     Total Net Assets .......................................      $824
================================================================================
Net Asset Value, Offering Price, and
   Redemption Price Per Share ..............                     $11.42
================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                 PENN CAPITAL FUNDS
                                                                     (Unaudited)

                                                           PENN CAPITAL SELECT
                                                         FINANCIAL SERVICES FUND
                                                         -----------------------
                                                                 10/1/98
                                                              THRU 3/31/99
--------------------------------------------------------------------------------
Investment Income:
   Dividends.............................................        $  9
   Interest .............................................           1
--------------------------------------------------------------------------------
     Total Investment Income.............................          10
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .............................           4
   Investment Advisory Fee Waiver .......................          (4)
   Administrator Fees ...................................          35
   Custodian Fees .......................................          --
   Transfer Agent Fees ..................................          --
   Professional Fees ....................................          --
   Trustee Fees .........................................           1
   Registration Fees ....................................          --
   Pricing Fees .........................................           1
   Printing Fees ........................................           6
   Amortization of Deferred Organizational Costs.........           3
   Insurance and Other Fees .............................           2
--------------------------------------------------------------------------------
     Total Expenses .....................................          48
--------------------------------------------------------------------------------
   Less: Reimbursements by Adviser.......................         (42)
--------------------------------------------------------------------------------
     Total Net Expenses .................................           6
--------------------------------------------------------------------------------
         Net Investment Income ..........................           4
--------------------------------------------------------------------------------
   Net Realized Loss From Securities Sold ...............         (11)
   Net Unrealized Appreciation
     of Investment Securities ...........................         123
--------------------------------------------------------------------------------
   Net Realized and Unrealized Gain
            on Investments ..............................         112
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
      From Operations ...................................        $116
--------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                      PENN CAPITAL FUNDS
                                                                     (Unaudited)


                                                        PENN CAPITAL SELECT
                                                      FINANCIAL SERVICES FUND
                                                  ------------------------------
                                                     10/1/98        10/20/97
                                                  THRU 3/31/99   THRU 9/30/98(1)
--------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income .........................    $  4           $   4
   Net Realized Gain (Loss) on Securities Sold....     (11)             53
   Net Unrealized Appreciation (Depreciation) of
     Investment Securities .......................     123            (122)
--------------------------------------------------------------------------------

     Net Increase (Decrease) in Net Assets
      Resulting from Operations ..................     116             (65)
--------------------------------------------------------------------------------

Distributions to Shareholders:
   Net Investment Income .........................      (6)             --
   Realized Capital Gain .........................     (47)             (6)
--------------------------------------------------------------------------------

     Total Distributions .........................     (53)             (6)
--------------------------------------------------------------------------------

Capital Share Transactions:
   Proceeds from Shares Issued ...................      15             870
   Proceeds from Shares Issued in Lieu of
   Cash Distributions ............................      53               6
   Cost of Shares Redeemed........................     (10)           (102)
--------------------------------------------------------------------------------

   Increase in Net Assets From
     Capital Share Transactions...................      58             774
--------------------------------------------------------------------------------
     Total Increase in Net Assets ................     121             703
--------------------------------------------------------------------------------

Net Assets:
     Beginning of Period..........................     703              --
--------------------------------------------------------------------------------
     End of Period(2).............................    $824            $703
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Issued ........................................       1              74
   Issued in Lieu of Cash Distributions...........       5               1
   Redeemed.......................................      (1)             (8)
--------------------------------------------------------------------------------

   Net Increase in Share Transactions.............       5              67
--------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commenced operations on October 20, 1997.
(2) Includes undistributed net investment income of $2 and $4 as of March 31, 1999, and September 30, 1998, respectively.

    The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS                                                                                        PENN CAPITAL FUNDS
For a Share Outstanding Throughout Each Period                                                                      (Unaudited)




               Net               Realized and                                Net                 Net               Ratio of Net
              Asset               Unrealized  Distributions Distributions   Asset              Assets      Ratio    Investment
              Value      Net         Gains      from Net        from        Value                End    of Expenses   Income
            Beginning Investment      on       Investment     Capital        End     Total    of Period to Average  to Average
            of Period   Income   Investments     Income        Gains      of Period Return(1)   (000)   Net Assets  Net Assets
            --------- ---------- ------------ ------------- ------------- --------- --------- --------- ----------  ----------
--------------------------------------------
PENN CAPITAL SELECT FINANCIAL SERVICES FUND
--------------------------------------------
1999[dagger] $10.50      0.05         1.65        (0.09)       (0.69)       $11.42   16.56%      $824     1.40%*       1.06%*
1998(2)      $10.00      0.07         0.65        (0.01)       (0.20)       $10.50    6.81%      $703     1.40%*       0.68%*

                           Ratio of Net
             Ratio of       Investment
             Expenses       Income to
            to Average       Average
            Net Assets      Net Assets
            (Excluding      (Excluding    Portfolio
            Waivers and     Waivers and   Turnover
          Reimbursements) Reimbursements)   Rate
          --------------- --------------- ------------
--------------------------------------------
PENN CAPITAL SELECT FINANCIAL SERVICES FUND
--------------------------------------------
1999[dagger] 13.39%*        (10.93)%*      79.13%
1998(2)      29.22%*        (27.14)%*     174.75%

 *  Annualized
 +  For the six-month period ended March 31.
(1) Returns are for the period indicated and have not been annualized.
(2) Commenced operations on October 20, 1997.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                 PENN CAPITAL FUNDS
March 31, 1999                                                       (Unaudited)

1.  ORGANIZATION:
TIP FUNDS (the "Trust") a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 14 funds. The financial statements included herein are for the Penn Capital Select Financial Services Fund, (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of the Fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (Concluded)                     PENN CAPITAL FUNDS
March 31, 1999                                                       (Unaudited)



     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders at least annually. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3.  ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:
Organization costs have been capitalized by the Fund and are being amortized over a period of sixty months. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.09% of the average daily net assets of the Trust up to $250 million, 0.07% on the next $250 million, 0.06% on the next $250 million, 0.05% on the next $1.25 billion, and 0.04% of such assets in excess on $2 billion. There is a minimum annual fee of $65,000 payable to the Administrator for services rendered to the Fund under the Administration Agreement. The administrator may, at its sole discretion waive all or a portion of its fees.

NOTES TO FINANCIAL STATEMENTS (Concluded)                     PENN CAPITAL FUNDS
March 31, 1999                                                       (Unaudited)

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated April 30, 1996. The Distributor receives no fees for its distribution services under this agreement.


5.  INVESTMENT ADVISORY AGREEMENT:
The Trust and Penn Capital Management Company, Inc. (the "Adviser") are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 1.00% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.40%. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

6.  INVESTMENT TRANSACTIONS:
The total cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended March 31, 1999, are as follows (000):

                                                           PENN CAPITAL SELECT
                                                         FINANCIAL SERVICES FUND
                                                         -----------------------
Purchases .........................................               $605
Sales .............................................               $652

At March 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at March 31, 1999, are as follows (000):

                                                           PENN CAPITAL SELECT
                                                         FINANCIAL SERVICES FUND
                                                         -----------------------
Aggregate gross unrealized
   appreciation ...................................                $63
Aggregate gross unrealized
   depreciation ...................................                (62)
                                                                   ---
Net unrealized appreciation .......................                $ 1
                                                                   ===

TRUST
TIP Funds
P.O. Box 419805
Kansas City, MO 64141-6805


INVESTMENT ADVISER
Penn Capital Management Company, Inc.


DISTRIBUTOR
SEI Investments Distribution Co.


ADMINISTRATOR
SEI Investments Mutual Funds Services


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


INDEPENDENT AUDITORS
Ernst & Young LLP



To open an account, receive account information, make inquiries, or request literature:
1-800-224-6312





THIS REPORT WAS PREPARED FOR SHAREHOLDERS IN THE PENN CAPITAL FUNDS. IT MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A TIP FUNDS PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION.

PEN-F-010-01